OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                     Dec-00

                                              Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                  Ending
Principal                 Scheduled         Prepaid               Liquidated           Pre-Funding         Principal
Balance                   Principal         Principal             Principal                                Balance
------------------------------------------------------------------------------------------------------------------------------------

 253,822,286.49       (475,450.23)        (3,293,480.98)          (55,416.71)              0.00           249,997,938.57
====================================================================================================================================




 Scheduled                                  Scheduled                                                  Amount
 Gross                Servicing             Pass Thru             Liquidation                          Available for
 Interest             Fee                   Interest              Proceeds                             Distribution
-----------------------------------------------------------------------------------------------------------------------------

 2,555,754.80        211,518.57            2,344,236.23          40,898.99                 0.00        6,365,585.00
=============================================================================================================================


                    Total
                    Distribution
---------------------------------------

       0.00       6,365,585.00
=======================================



                                             Certificate Account
--------------------------------------------------------------------------------------------------------------------------------

   Beginning                    Deposits                                            Investment               Ending
    Balance           Principal           Interest           Distributions            Interest               Balance
--------------------------------------------------------------------------------------------------------------------------------
 3,731,105.79      3,781,265.74          2,285,272.08        (6,915,925.42)             12,933.98           2,894,652.17
================================================================================================================================



                       P&I Advances at Distribution Date
---------------------------------------------------------------------------------

  Beginning             Recovered            Current            Ending
    Balance              Advances             Advances           Balance
---------------------------------------------------------------------------------
957,333.94           -957,333.94           1,585,362.63      1,585,362.63
=================================================================================


                          Capitalized Interest Account
------------------------------------------------------------------------
Beginning                                                    Ending
Balance           Deposit              Withdraw              Balance
------------------------------------------------------------------------

 0.00              0.00                  0.00                 0.00
========================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                      December-00

Class B Crossover Test                                                                             Test Met?
---------------------------------------------------------------------------                     ---------------
(a) Remittance date on or after April 2005                                                           N


(b) Average 60 day Delinquency rate <=              5.5%                                             Y



(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                Apr. 2005 - Sept. 2006              7%                                               N
                Oct. 2006 - Sept. 2007              8%                                               N
                Oct. 2007 - Mar. 2009               9.5%                                             N
                April 2009 and After                10.5%                                            N


(e) Current realized loss ratio <=                  3.00%                                            Y

(f) Does subordinated cert. percentage equal or
     exceed                                         56.840%
     of stated scheduled pool balance

                Beginning M balances                                             41,323,000.00

                Beginning B balances                                             27,993,000.00

                Overcollateralization                                             7,997,938.14
                                                                           --------------------
                                                                                 77,313,938.14
                Divided by beginning pool
                balance                                                         253,822,286.49
                                                                           --------------------
                                                                                       30.460%       N
                                                                           ====================



Average 60 day delinquency ratio:


                            Over 60s           Pool Balance              %
                       ------------------------------------------------------------
Current Mo                   3,042,549.09         249,997,938.57       1.22%
1st Preceding Mo             1,384,067.74         253,822,286.49       0.55%
2nd Preceding Mo               368,873.43         258,140,471.59       0.14%
                                                      Divided by         3
                                                                 ------------------
                                                                       0.64%
                                                                 ==================



Cumulative loss ratio:

                        Cumulative losses              14,517.72
                                          -----------------------
Divided by Initial Certificate Principal          266,597,938.14      0.005%
                                                                 ==================




Current realized loss ratio:

                          Liquidation               Pool
                             Losses                 Balance
                       ------------------------------------------
Current Mo                      14,517.72         253,822,286.49
1st Preceding Mo                     0.00         258,140,471.59
2nd Preceding Mo                     0.00         198,526,810.23
                       ------------------------------------------
                                14,517.72         236,829,856.10
                                                                      0.025%
                                                                 ==================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                           Dec-00

                                                                      Delinquency Analysis

                                                 31 to 59 days                   60 to 89 days             90 days and Over
                No. of     Principal                        Principal                  Principal                  Principal
                Loans      Balance              #           Balance           #        Balance           #        Balance
                --------------------------------------------------------------------------------------------------------------------
Excluding Repos      7,056       248,919,299.46         311      9,204,111.26       53      1,689,370.67       17       448,405.64

          Repos         38         1,078,639.11           3        104,511.84       18        519,655.21       15       385,117.57
                --------------------------------------------------------------------------------------------------------------------

          Total      7,094       249,997,938.57         314      9,308,623.10       71      2,209,025.88       32       833,523.21
                ====================================================================================================================


                                                                                                        Repossession Analysis
                                                                   Active Repos                   Reversal            Current Month
                                    Total Delinq.                  Outstanding                  (Redemption)             Repos
                                     Principal                      Principal                     Principal             Principal
                          #           Balance               #        Balance           #            Balance      #       Balance
                --------------------------------------------------------------------------------------------------------------------
 Excluding Repos         381         11,341,887.57       38      1,078,639.11        0             0.00      20         614,153.38

           Repos          36          1,009,284.62
                 -----------------------------------

           Total         417         12,351,172.19
                ===================================

                         5.9%                 4.94%
                ==================================

                       Cumulative Repos
                          Principal
                    #      Balance
                --------------------------------
 Excluding Repos  39      1,131,581.25


OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                       Dec-00

REPOSSESSION LIQUIDATION REPORT

                                           Liquidated
     Account          Customer             Principal            Sales          Insur.           Total         Repossession
     Number             Name               Balance           Proceeds         Refunds        Proceeds          Expenses
-----------------------------------------------------------------------------------------------------------------------------
          2234607 DAVID CARTER            52,279.11         51,900.00      3,164.34         55,064.34        11,377.00
         *0255802 JUDY GRAVES              3,137.60              0.00          0.00              0.00             0.00
                                               0.00              0.00          0.00              0.00             0.00
                                               0.00              0.00          0.00              0.00             0.00
                                               0.00              0.00          0.00              0.00             0.00
                                               0.00              0.00          0.00              0.00             0.00
                                               0.00              0.00          0.00              0.00             0.00
                                               0.00              0.00          0.00              0.00             0.00
                                               0.00              0.00          0.00              0.00             0.00
                                               0.00              0.00          0.00              0.00             0.00
                                               0.00              0.00          0.00              0.00             0.00
                                               0.00              0.00          0.00              0.00             0.00
                                               0.00              0.00          0.00              0.00             0.00
                                               0.00              0.00          0.00              0.00             0.00
                                               0.00              0.00          0.00              0.00             0.00
                                               0.00              0.00          0.00              0.00             0.00
                                                                                                 0.00
                                                                                                 0.00
                                                                                                 0.00
                                                                                                 0.00
                                                                                                 0.00
                                                                                                 0.00
                                                                                                 0.00
                                                                                                 0.00
                                     ----------------------------------------------------------------------------------------
                                          55,416.71         51,900.00      3,164.34         55,064.34        11,377.00
                                     ========================================================================================
                                        *CHARGE OFF

       Net                                                       Net               Current
   Liquidation         Unrecov.          FHA Insurance        Pass Thru           Period Net         Cumulative
   Proceeds           Advances            Coverage            Proceeds          Gain/(Loss)      Gain/(Loss)
--------------------------------------------------------------------------------------------------------------
  43,687.34            2,469.99                0.00          41,217.35           (11,061.76)
       0.00              318.36                0.00            (318.36)           (3,455.96)
       0.00                0.00                0.00               0.00                 0.00
       0.00                0.00                0.00               0.00                 0.00
       0.00                0.00                0.00               0.00                 0.00
       0.00                0.00                0.00               0.00                 0.00
       0.00                0.00                0.00               0.00                 0.00
       0.00                0.00                0.00               0.00                 0.00
       0.00                0.00                0.00               0.00                 0.00
       0.00                0.00                0.00               0.00                 0.00
       0.00                0.00                0.00               0.00                 0.00
       0.00                0.00                0.00               0.00                 0.00
       0.00                0.00                0.00               0.00                 0.00
       0.00                0.00                0.00               0.00                 0.00
       0.00                0.00                0.00               0.00                 0.00
       0.00                0.00                0.00               0.00                 0.00
       0.00                                                       0.00                 0.00
       0.00                                                       0.00                 0.00
       0.00                                                       0.00                 0.00
       0.00                                                       0.00                 0.00
       0.00                                                       0.00                 0.00
       0.00                                                       0.00                 0.00
       0.00                                                       0.00                 0.00
       0.00                                                       0.00                 0.00
--------------------------------------------------------------------------------------------
  43,687.34            2,788.35                0.00          40,898.99           (14,517.72)       (14,517.72)
==============================================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                                  Dec-00

CERTIFICATE PRINCIPAL ANALYSIS

                     PRINCIPAL
                                                                         Beginning              Beginning
Senior                                        Original Certificate      Certificate        Principal Shortfall   Current Principal
Certificates                                        Balance               Balance              Carry-Over               Due
------------------------------------------------------------------------------------------------------------------------------------
A-1                                                 189,284,000.00         175,211,346.02                  0.00         3,824,347.92




                                              --------------------------------------------------------------------------------------
Total Certificate Principal Bal.                    189,284,000.00         175,211,346.02                  0.00         3,824,347.92
                                              ======================================================================================


                                                                           Beginning       Beginning
Subordinate                                   Original Certificate         Certificate     Principal Shortfall     Current Principal
Certificates                                  Balance                      Balance         Carry-Over              Due
                                              --------------------------------------------------------------------------------------

M-1                                                  26,660,000.00          26,660,000.00           0.00                 0.00
M-1 Outstanding Writedown                                                            0.00

M-2                                                  14,663,000.00          14,663,000.00           0.00                 0.00
M-2 Outstanding Writedown                                                            0.00

B-1                                                  13,330,000.00          13,330,000.00           0.00                 0.00
B-1 Outstanding Writedown                                                            0.00

B-2                                                  14,663,000.00          14,663,000.00           0.00                 0.00
B-2 Outstanding Writedown                                                            0.00

Excess Asset Principal Balance                        7,997,938.14           9,294,940.47
                                              --------------------------------------------------------------------------------------

Total Excluding Writedown Balances                   77,313,938.14          78,610,940.47           0.00                 0.00
                                              ======================================================================================

All Certificates Excluding Writedown Balances       266,597,938.14         253,822,286.49           0.00         3,824,347.92
                                              ======================================================================================



                     PRINCIPAL                                                                                          Accelerated
                                                                           Ending Principal                              Principal
Senior                                                    Current          Shortfall Carry-                             Distribution
Certificates                                           Principal Paid            Over                                      Amount
-----------------------------------------------------------------------------------------                     ----------------------
A-1                                                    3,824,347.92                 0.00                                  667,713.69




                                              -------------------------------------------                     ----------------------
Total Certificate Principal Bal.                       3,824,347.92                 0.00                                  667,713.69
                                              ===========================================                     ======================

                                                                                                              Accelerated
                                                                    Ending Principal     Current              Principal
Subordinate                                    Current              Shortfall Carry-     Writedown/           Distribution
Certificates                                   Principal Paid       Over                 (Writeup)            Amount
                                              --------------------------------------------------------------------------------------

M-1                                                            0.00                 0.00                 0.00
M-1 Outstanding Writedown                                                                                0.00

M-2                                                            0.00                 0.00                 0.00
M-2 Outstanding Writedown                                                                                0.00

B-1                                                            0.00                 0.00                 0.00
B-1 Outstanding Writedown                                                                                0.00

B-2                                                            0.00                 0.00                 0.00
B-2 Outstanding Writedown                                                                                0.00

Excess Asset Principal Balance                                                                                          (667,713.69)
                                              --------------------------------------------------------------------------------------

Total Excluding Writedown Balances                             0.00                 0.00                 0.00           (667,713.69)
                                              ======================================================================================

All Certificates Excluding Writedown Balances          3,824,347.92                 0.00                 0.00                  0.00
                                              ======================================================================================



                                                              Ending                           Principal Paid
Senior                                                     Certificate                           Per $1,000
Certificates                                                 Balance          Pool Factor       Denomination
--------------------------------------------------------------------------
A-1                                                        170,719,284.41          90.19214%           23.73186




                                              ----------------------------
Total Certificate Principal Bal.                           170,719,284.41
                                              ============================


                                               Ending                                          Principal Paid
Subordinate                                    Certificate                                       Per $1,000
Certificates                                   Balance                        Pool Factor       Denomination
                                              ----------------------------

M-1                                                         26,660,000.00         100.00000%            0.00000
M-1 Outstanding Writedown                                            0.00

M-2                                                         14,663,000.00         100.00000%            0.00000
M-2 Outstanding Writedown                                            0.00

B-1                                                         13,330,000.00         100.00000%            0.00000
B-1 Outstanding Writedown                                            0.00

B-2                                                         14,663,000.00         100.00000%            0.00000
B-2 Outstanding Writedown                                            0.00

Excess Asset Principal Balance                               9,962,654.16
                                              ----------------------------

Total Excluding Writedown Balances                          79,278,654.16
                                              ============================

All Certificates Excluding Writedown Balances              249,997,938.57
                                              ============================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MO.         MONTH                         Dec-00

CERTIFICATE INTEREST ANALYSIS

                                                                                      Current
                          Pass         Beginning Carry-                             Carry-Over
Senior                   Through        Over Priority        Current Priority    Priority Interest
Certificates              Rate         Interest Balance      Interest Accrual         Accrual              Paid
                      -------------------------------------------------------------------------------------------------
A-1                         7.7200%                   0.00          1,127,192.99       0.00         1,127,192.99








                                    -----------------------------------------------------------------------------------

Total                                                 0.00          1,127,192.99       0.00         1,127,192.99
                                    ===================================================================================

                                                                                      Current
                          Pass         Beginning Carry-                             Carry-Over
Subordinate              Through        Over Priority        Current Priority    Priority Interest  Priority Interest
Certificates              Rate         Interest Balance      Interest Accured         Accured              Paid
                      -------------------------------------------------------------------------------------------------

M-1                         8.4900%                   0.00            188,619.50         0.00           188,619.50


M-2                         8.9000%                   0.00            108,750.58         0.00           108,750.58


B-1                         9.4200%                   0.00            104,640.50         0.00           104,640.50

B-2                        10.5000%                   0.00            128,301.25         0.00           128,301.25

X                                             1,297,122.81            682,231.41         0.00                 0.00

R                                                     0.00                  0.00         0.00                 0.00

Service Fee                 1.0000%                   0.00            211,518.57         0.00           211,518.57

Current Trustee Fees                                                                                      4,500.00

                                    -----------------------------------------------------------------------------------
Total                                         1,297,122.81          1,424,061.81         0.00           746,330.40
                                    ===================================================================================

 All Certificates                             1,297,122.81          2,551,254.80         0.00         1,873,523.39
                                    ===================================================================================



                                             Interest
                        Ending               Paid Per
Senior                Carry-Over               1000               Total Class
Certificates            Balance            Denomination          Distribution
                -------------------------------------------------------------------
A-1                        0.00               5.95504          5,619,254.60








                ----------------                      ----------------------

Total                      0.00                                5,619,254.60
                ================                      ======================

                        Ending               Beginning                                    Current
                      Carry-Over            Carry-Over              Current             Carry-Over
Subordinate        Priority Interest         Writedown             Writedown             Writedown
Certificates            Balance            Int. Balance          Int. Accrued          Int. Accrued
                --------------------------------------------------------------------------------------

M-1                          0.00                  0.00                  0.00                  0.00


M-2                          0.00                  0.00                  0.00                  0.00


B-1                          0.00                  0.00                  0.00                  0.00

B-2                          0.00                  0.00                  0.00                  0.00

X                    1,979,354.22

R                            0.00

Service Fee                  0.00

Current Trustee Fees

                --------------------------------------------------------------------------------------
Total                1,979,354.22                  0.00                  0.00                  0.00
                ======================================================================================

 All Certificate     1,979,354.22                  0.00                  0.00                  0.00
                ======================================================================================


                                                 Ending            Interest
                                               Carry-Over          Paid Per
Subordinate               Writedown            Writedown             1000             Total Class
Certificates            Interest Paid         Int. Balance       Denomination        Distribution
                --------------------------------------------------------------------------------------

M-1                              0.00               0.00             7.07500          188,619.50


M-2                              0.00               0.00             7.41667          108,750.58


B-1                              0.00               0.00             7.85000          104,640.50

B-2                              0.00               0.00             8.75000          128,301.25

X                                                                                           0.00

R                                                                                           0.00

Service Fee                                                                           211,518.57

Current Trustee Fees                                                                    4,500.00

                -----------------------------------------                    --------------------
Total                            0.00               0.00                              746,330.40
                =========================================                    ====================

 All Certificate                 0.00               0.00                            6,365,585.00
                =========================================                    ====================


                   Cumulative X Interest Shortfall                                       1,979,354.22
                   Cumulative Accelerated Prin. Disb.                                   (1,964,836.50)
                                                                                  --------------------
                   Cumulative Losses                                                        14,517.72
                                                                                  ====================
